COMMON STOCK                            COMMON STOCK

CCB NUMBER _____________                           SHARES ___________


                           (VIGNETTE)


                      THIS CERTIFICATE IS TRANSFERABLE
                   IN CRANFORD, N.J. OR IN NEW YORK, N.Y.

                                              CUSIP 124875 10 5

 INCORPORATED UNDER THE LAWS         SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF NORTH CAROLINA                AND RIGHTS LEGEND


                    CCB FINANCIAL CORPORATION
____________________________________________________________________
|This is to Certify that                                           |
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|is the owner of                                                   |
|__________________________________________________________________|

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $5.00 PER SHARE OF CCB FINANCIAL CORPORATION transferable only on the Books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated __________________

/s/ E C ROESSLER                          COUNTERSIGNED AND REGISTERED:
     President and                        REGISTRAR AND TRANSFER COMPANY
     Chief Executive Officer                  (CRANFORD, NEW JERSEY)
                                               TRANSFER AGENT AND
                                                    REGISTRAR

               (SEAL OF CCB FINANCIAL CORPORATION)


/s/ LEO P PYLYPEC                            BY _____________________
     Secretary                                 AUTHORIZED SIGNATURE



(REVERSE SIDE OF STOCK CERTIFICATE)

                    CCB FINANCIAL CORPORATION

      CCB  Financial  Corporation is authorized to  issue  common  and preferred stock. The Corporation will upon request furnish any shareholder, without charge, information as to the number of such shares authorized and outstanding and a copy of the portions of the charter or resolutions containing the designations, preferences, limitations and relative rights of all shares and any series thereof. Any such request may be addressed to the Secretary of the Corporation at its executive offices in Durham, North Carolina.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common
TEN ENT           - as tenants by the entireties
JT TEN            - as joint tenants with the right of survivorship
                    and not as tenants in common
UNIF GIFT MIN ACT - ______________ Custodian ____________
                        (Cust)                 (Minor)
                    under Uniform Gifts to Minors Act _____________
                                                          (State)

      Additional abbreviations may also be used though not
                        in the above list.



For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________
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|________________________________|

________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
ADDRESSEE)
________________________________________________________________

________________________________________________________________

___________________________________________________________ shares of the Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint _______________________

___________________________________________________________ Attorney

to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated _________________


          SIGNATURE(S):            _______________________________

                                   _______________________________
                                   NOTICE: THE SIGNATURE(S) TO
                                   THIS ASSIGNMENT MUST CORRESPOND
                                   WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE, IN
                                   EVERY PARTICULAR WITHOUT ALTERATION
                                   OR ENLARGEMENT, OR ANY CHANGE
                                   WHATEVER.

          SIGNATURE(S) GUARANTEED:
                                   _______________________________
                                   THE SIGNATURE(S) SHOULD BE
                                   GUARANTEED BY AN ELIGIBLE GUARANTOR
                                   INSTITUTION (BANKS, STOCKBROKERS,
                                   SAVINGS AND LOAN ASSOCIATIONS AND
                                   CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE
                                   MEDALLION PROGRAM), PURSUANT TO SEC
                                   RULE 17 AD-15.

This certificate also evidences and entitles the Holder hereof to certain Rights as set forth in a Rights Agreement between CCB Financial Corporation and Central Carolina Bank and trust Company, as Rights Agent, dated as of February 26, 1990 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the executive offices of CCB Financial Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Right will be evidenced by separate certificates and will no longer be evidenced by this certificate. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void. The Secretary of the Corporation will mail to the Holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.


 KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN,
 MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
 INDEMNITY AS A CONDITION TOT HE ISSUANCE OF A REPLACEMENT CERTIFICATE.